UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12f

EXTERRAN CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     P.O. BOX 8016, CARY, NC 27512-9903   Important Notice Regarding the Availability of Proxy Materials for Exterran Corporation      Stockholders Meeting to be held on April 28, 2021   For Stockholders as of March 01, 2021   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.      To view the proxy materials go to: www.proxydocs.com/EXTN      To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.      Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.   CONTROL NUMBER                  For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/EXTN   Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.      If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before April 16, 2021      To order paper materials, use one of the following methods.            INTERNET   www.investorelections.com/EXTN         TELEPHONE (866) 648-8133         * E-MAIL   paper@investorelections.com   When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.   * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.         Exterran Corporation Meeting Information   Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K   Meeting Type: Annual Meeting of Stockholders   Date: Wednesday, April 28, 2021   Time: 08:00 AM, Central Daylight Time   Place: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/EXTN for more details      You must pre-register to attend the meeting online.   SEE REVERSE FOR FULL AGENDA      Copyright © 2021 Mediant Communications Inc. All Rights Reserved

Exterran Corporation   Annual Meeting of Stockholders      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2 & 3.         PROPOSAL      1. Election of Directors      1.01 William M. Goodyear        1.02 James C. Gouin        1.03 John P. Ryan        1.04 Christopher T. Seaver        1.05 Hatem Soliman        1.06 Mark R. Sotir        1.07 Andrew J. Way        1.08 Ieda Gomes Yell           2. Advisory vote to approve the compensation provided to Exterran Corporation’s named executive officers. 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Exterran Corporation’s independent registered public accounting firm for fiscal year 2021. 4. Such other business as may properly come before the meeting or any adjournment thereof.    TO ATTEND the Annual Meeting of Exterran Corporation, please visit www.proxydocs.com/EXTN for virtual meeting registration details. The control number will be required to register.